Exhibit 10.24

AMERICOLD REALTY TRUST

2008 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Americold Realty Trust 2008 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Agreement”).

I.                                         NOTICE OF STOCK OPTION GRANT

Participant:      Jozef Opdeweegh

Address:

The above named Participant has been granted an option (the “Option”) to purchase Common Shares of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number

Grant Date

Vesting Date

Number of Common Shares

Exercise Price per Common Share	$11.32

Intended Type of Option	☐ Incentive Stock Option

☒ Nonqualified Stock Option

Expiration Date	December 15, 2018

Vesting Schedule:

Subject to accelerated vesting as set forth in this Agreement or in the Plan, this Option shall be exercisable in whole or in part, and shall vest according to the following vesting schedule, subject to Participant’s maintenance of his or her Eligible Status from the Grant Date  through the date such vesting is scheduled to occur:

20% of the Common Shares subject to this Option shall vest on each of the first, second, third, fourth, and fifth annual anniversaries of the Vesting Date as provided above.

The Option shall become fully vested and exercisable as to all Common Shares subject thereto immediately prior to the date on which a Change in Control, as defined in the Plan occurs.

Option Term:

Any unexercised portion of this Option shall expire on the Expiration Date or, if earlier, on the date provided below:

(A) If Participant’s Eligible Status is terminated for any or no reason, any unvested portion of this Option shall expire on the date of such termination.

(B) If Participant’s Eligible Status is terminated for Cause, the vested portion of this Option shall expire on the date of such termination.

(C) If Participant’s Eligible Status is terminated on account of Participant’s death or disability, the vested portion of this Option shall expire on the date that is six (6) months after the date of such termination.

(D) If Participant’s Eligible Status is terminated for reasons other than those set forth in the preceding three paragraphs, the vested portion of this Option shall expire on the date that is three (3) months after the date of such termination.

II.                                     TERMS AND CONDITIONS OF STOCK OPTION GRANT

1.                                       Grant of Option.  The Administrator hereby grants to the Participant named in Section I herein this Option to purchase the Number of Common Shares set forth in Section I herein, at the Exercise Price per Common Share set forth in Section I herein, and subject to the terms and conditions of this Agreement and the Plan, which is incorporated herein by reference.

If designated in Section I herein as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.  Nevertheless, to the extent that it exceeds the $100,000 limit in Section 422(d) of the Code or otherwise fails to qualify as an Incentive Stock Option, this Option shall be treated as a Nonqualified Stock Option.

2.                                       Vesting Schedule.  Except as provided in Section II.3 of this Agreement, the Option shall vest in accordance with the Vesting Schedule set forth in Section I of this Agreement.  Any portion of the Option scheduled to vest on a certain date or upon the occurrence of a certain condition shall not vest in Participant in accordance with any of the provisions of this Agreement unless Participant has maintained his or her Eligible Status from the Grant Date through the date such vesting is scheduled to occur.

3.                                       Acceleration of Vesting.  The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan.  If so accelerated, such balance or such portion of the balance of the Option shall be considered as having vested as of the date or upon the occurrence of the condition specified by the Administrator.

4.                                       Exercise of Option.

a.                                       Exercisability.  This Option shall be exercisable only within its Term as set out in Section I of this Agreement, and may be exercised during such Term only in accordance with the Vesting Schedule and with the applicable provisions of the Plan and this Agreement.

b.                                      Number of Shares.  This Option may be exercised with respect to any whole number of Common Shares, up to the Number of Common Shares provided herein.

c.                                       Method of Exercise.  This Option shall be exercisable by delivery of an exercise notice in the form attached hereto as Exhibit A (the “Exercise Notice”) or such substantially similar form as may be specified by the Administrator, which shall state the election to exercise the Option, the number of Common Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company to ensure that the transaction complies in all respects with the requirements of the 1933 Act (or any exemption thereto) and other applicable securities laws.  The Exercise Notice shall be completed by Participant and delivered to the Company, accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with the amount of any applicable Tax Withholding Liability required to be paid pursuant to Section II.9 of this Agreement.  This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price and any such Tax Withholding Liability.

d.                                      Additional Conditions to Issuance of Stock.  This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company.  No Common Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with all applicable U.S. federal and state laws, the requirements of any stock exchange or quotation system on which the Common Shares are listed or quoted, and the applicable laws of any other jurisdiction where Awards are granted under the Plan.  Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such shares.

5.                                       Participant’s Representations.  Participant represents that he or she is acquiring the Option for investment for his or her own account only, and not with a view to distribution, either directly or indirectly, of securities of the Company.  In the event the Common Shares of the Company have not been registered under the 1933 Act at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the

form attached hereto as Exhibit B, or such substantially similar form as may be specified by the Administrator.

6.                                       Standstill.  Participant hereby agrees that, to the extent requested by the Company or an Acquirer in connection with a firm commitment of an underwritten public offering of securities of any of them, Participant will agree (a) not to sell or otherwise Transfer any Common Shares acquired under the Plan for a period of one hundred eighty (180) days (or such shorter or longer period as the managing underwriter may require of the principal security holders of the Company or Acquirer, as the case may be) (the “Market Standstill Period”) following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering, and (b) to execute such instruments as the managing underwriter may reasonably require to evidence compliance with the foregoing.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standstill Period.

7.                                       Method of Payment.  Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

a.                                       in United States dollars in cash or bank cashier’s check made payable to the Company’s order;

b.                                      surrender of other Common Shares which have a Fair Market Value at the time the Option is exercised equal to the aggregate Exercise Price of the Exercised Shares;

c.                                       with the consent of the Administrator, by means of a “net exercise” procedure approved by the Administrator in connection with the Plan; or

d.                                      if there is a public market for the Common Shares at such time, with the consent of the Administrator, by means of a formal broker-assisted “cashless exercise” program adopted by the Company in connection with the Plan.

8.                                       Non-Transferability of Option.  This Option may not be Transferred in any manner otherwise than by will or the laws of descent or distribution, or, with respect to any Option other than an ISO, pursuant to a domestic relations order, and may be exercised during the lifetime of Participant only by Participant or, in the case of an Option Transferred pursuant to a domestic relations order, by the transferee.  If Participant is deceased, this Option may be exercised by Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate, and any distribution or delivery to be made to Participant under this Agreement shall be made to such beneficiary, administrator or executor, provided that such person must furnish the Company with (a) written notice of his or her status as beneficiary, administrator or executor, and (b) evidence satisfactory to the Company to establish the validity of the Transfer and compliance with any laws or regulations pertaining to said transfer.  The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors, and assigns of Participant.

9.                                       Withholding of Taxes.  Notwithstanding any contrary provision of this Agreement, no Common Shares shall be issued to Participant pursuant to the exercise of this Option unless and until Participant delivers to the Company at the time of exercise the amount of any Tax Withholding Liability which the Company determines must be withheld with respect to such Common Shares (in United States dollars in cash or bank cashier’s check made payable to the Company’s order), or unless and until Participant has made other satisfactory arrangements (as determined by the Administrator) for payment of such amount.  Without limiting the generality of the foregoing, to the extent determined appropriate by the Administrator in its discretion, it shall have the right (but not the obligation) to permit Participant to satisfy such Tax Withholding Liability by (a) surrendering Common Shares which have a Fair Market Value at the time the Option is exercised equal to the amount of such Tax Withholding Liability or (b) having the Company withhold from the Common Shares otherwise deliverable to Participant a number of Common Shares with a Fair Market Value equal to the amount of such Tax Withholding Liability (but no more than the minimum required statutory withholding liability).

10.                                 Notification of Disqualifying Disposition of ISO Shares.  If the Option granted to Participant herein is an ISO, Participant shall immediately notify the Company in writing if Participant sells or otherwise disposes of any of the Common Shares acquired pursuant to the Option on or before the later of (a) the date two years after the Grant Date or (b) the date one year after the date of exercise.  Participant agrees that Participant may be subject to income and employment tax withholding by the Company or its Subsidiary on the compensation income recognized by Participant with respect to such disposition.

11.                                 Code Section 409A.  Under Code Section 409A, an option that was granted with a per share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Common Share on the date of grant (a “Discount Option”) may be considered “deferred compensation.”  A Discount Option may result in adverse tax consequences, including (a) income recognition by the option grantee prior to the exercise of the option, (b) an additional twenty percent (20%) federal income tax, and (c) potential penalty and interest charges.  The Discount Option may also result in additional state income, penalty, and interest charges to the grantee.  Participant acknowledges that the Company and its Subsidiaries cannot and have not guaranteed that the IRS will agree that the Exercise Price per Common Share of this Option equals or exceeds the fair market value of a Common Share on the date of grant in a later examination.  Participant agrees that if the IRS determines that the Option was granted with an Exercise Price per Common Share that was less than the fair market value of a Common Share on the date of grant, Participant shall be solely responsible for Participant’s taxes and other costs related to such a determination.

12.                                 Rights as Stockholder.  Neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a holder of Common Shares with respect to the Common Shares deliverable under this Option unless and until such shares have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant.  After such issuance, recordation, and delivery, Participant shall have all the rights of a shareholder of the Company, including without limitation the right to vote and the right to receive dividends and distributions on such Common Shares.

13.                                 Company’s Right of First Refusal.  Before any Exercised Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise Transferred (including Transfer by gift or operation of law), and except as otherwise provided in this Section II.13, the Company or its successors or assignee(s) shall have a right of first refusal to purchase the Exercised Shares on the terms and conditions set forth in this Section II.13 (the “Right of First Refusal”).

a.                                       Estate Planning Transfers.  The Holder of the Exercised Shares may Transfer such shares (i) by will or under the laws of descent and distribution; (ii) pursuant to a domestic relations order; or (iii) to a trust, partnership, custodianship or other fiduciary account for the benefit of the Holder and/or his or her ancestors, descendants or spouse, so long as the Holder, during his or her lifetime, has control over such entity or account (each such transfer an “Estate Planning Transfer”).  The transferee of an Estate Planning Transfer shall receive and hold the Common Shares so transferred subject to the provisions of this Agreement, including but not limited to this Section II.13.

b.                                      Notice of Proposed Transfer.  In the event of any proposed Transfer of the Exercised Shares permitted by the Company’s charter documents (other than an Estate Planning Transfer), the Holder of the Exercised Shares (or, in the case of an involuntary Transfer, such as an assignment for the benefit of creditors or by operation of law, the transferee) shall deliver to the Company a written notice (the “Transfer Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Exercised Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Exercised Shares proposed to be Transferred to each Proposed Transferee; (iv) the bona fide cash price and/or the fair market value of any other consideration that the transferee has agreed to pay for the Exercised Shares, if any (the “Offered Price”); and (v) such other information as the Company may reasonably request.

c.                                       Exercise of Right of First Refusal.  At any time within thirty (30) days after the later of the Company’s receipt of the Transfer Notice and receipt of such other information as the Company may reasonably request, the Company may, by giving written notice to the Holder, elect to purchase the Exercised Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Purchase Price determined in accordance with paragraph (d) of this Section II.13.  Such written notice shall specify a closing date for such repurchase that is no more than sixty (60) days after the date of such written notice.

d.                                      Purchase Price.  The purchase price (“Purchase Price”) for the Exercised Shares purchased by the Company or its successors or assignee(s) under this Section II.13 shall be the Offered Price or, if no Offered Price was determined, the Fair Market Value of the Common Shares to be repurchased.  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Administrator in good faith.  In the event of a dispute regarding the Purchase Price, the parties shall resolve such dispute through the procedures set forth in Section II.9 of the Plan and referenced in Section III.2 of the Plan.

e.                                       Payment.  Payment of the Purchase Price shall be made in United States dollars (by check) no later than the closing date specified in paragraph (c) of this Section II.13.

f.                                         Holder’s Right to Transfer.  If all of the Common Shares proposed in the Transfer Notice to be Transferred to a given Proposed Transferee are not purchased by the Company and/or its successors or assignee(s) as provided in this Section II.13, then the Holder may sell or otherwise Transfer such Common Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within 120 days after the date of the Transfer Notice, that any such sale or other Transfer is effected in accordance with any applicable securities laws, and that the Proposed Transferee agrees in writing that the Proposed Transferee shall be subject to the Participant’s obligations under the Plan and this Agreement, including but not limited to this Section II.13, with respect to the Common Shares in the hands of such Proposed Transferee.  If the Common Shares described in the Transfer Notice are not Transferred to the Proposed Transferee within such period, a new Transfer Notice shall be given to the Company, and the Company and/or its successors or assignees shall again be offered the Right of First Refusal, before any Common Shares held by the Holder may be sold or otherwise Transferred.

14.                                 No Guarantee of Continued Employment or Service.  PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF COMMON SHARES SUBJECT TO THIS OPTION PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING IN AN ELIGIBLE STATUS AT THE WILL OF THE COMPANY OR A SUBSIDIARY, AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS OPTION.  PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT IN AN ELIGIBLE STATUS FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S (OR A SUBSIDIARY’S) RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP WITH THE COMPANY OR ITS SUBSIDIARY IN AN ELIGIBLE STATUS AT ANY TIME, WITH OR WITHOUT CAUSE.

15.                                 Address for Notices.  Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company at 10 Glenlake Parkway, Suite 800, South Tower, Atlanta, GA 30328, Attn: General Counsel, or at such other address as the Company may hereafter designate in writing.

16.                                 Electronic Delivery.  The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future Awards that may be granted under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means.  Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

17.           Plan Governs.  This Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.  Capitalized terms used but not defined in this Agreement shall have the meaning set forth in the Plan.

18.           Amendment, Suspension, or Discontinuance of the Plan.  Participant understands that the Plan is discretionary in nature and may be amended, suspended, or discontinued by the Board at any time.

19.           Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on Transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors, and assigns.

20.           Administrator Authority.  Subject to the limitations of the Plan, the Administrator shall have the power to establish, amend and rescind rules and regulations relating to the Plan (including, but not limited to, the determination of whether or to what degree the Option has vested), to construe and interpret the terms of the Plan and this Agreement, and to make all other determinations necessary or advisable for its administration and interpretation.  All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon Participant, the Company, and all other interested persons.  No individual member of the Administrator shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan or this Agreement.

21.           Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Administrator made in good faith shall be final and binding upon Participant, the Company, and all other interested persons.

22.           Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

23.           Severability.  In the event that any provision in this Agreement is held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

24.           Entire Agreement.  This Agreement, the Plan as incorporated by reference, the Exercise Notice, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest without the written consent of Participant.  Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein.

25.           Governing Law. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Georgia.

26.           Resolution of Disputes.  Except as otherwise provided in the Plan or this Agreement, any dispute arising under the Plan or this Agreement shall be submitted to arbitration before a single arbitrator in [Atlanta, Georgia], in accordance with the then current Employment Dispute Resolution Rules of the American Arbitration Association (or any successor organization).  The award in any such arbitration shall be final and binding on the parties, and judgment upon such award may be entered in any federal or state court having jurisdiction.  The arbitrator, in his or her sole discretion, may determine that there is a prevailing party or parties in the arbitration and, if so, that the costs of the arbitration proceedings, including reasonable attorneys’ fees, that would otherwise be borne by such party or parties shall be borne by the other party or parties.

[Signatures appear on next page.]

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of this Agreement.  Participant hereby agrees to notify the Company upon any change in the residence address indicated below.  Participant further agrees to accept as binding, conclusive, and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement.

PARTICIPANT FURTHER AGREES THAT, PURSUANT TO SECTION II.26 OF THIS AGREEMENT, ANY DISPUTE ARISING UNDER THE PLAN OR THIS AGREEMENT SHALL BE SUBMITTED TO ARBITRATION BEFORE A SINGLE ARBITRATOR IN [ATLANTA, GEORGIA], IN ACCORDANCE WITH THE THEN CURRENT EMPLOYMENT DISPUTE RESOLUTION RULES OF THE AMERICAN ARBITRATION ASSOCIATION (OR ANY SUCCESSOR ORGANIZATION); THAT THE AWARD IN ANY SUCH ARBITRATION SHALL BE FINAL AND BINDING ON THE PARTIES; THAT JUDGMENT UPON SUCH AWARD MAY BE ENTERED IN ANY FEDERAL OR STATE COURT HAVING JURISDICTION; AND THAT THE ARBITRATOR MAY IN HIS OR HER DISCRETION DETERMINE THAT A PARTY OR PARTIES TO SUCH ARBITRATION SHALL BEAR THE COSTS OF THE ARBITRATION PROCEEDINGS, INCLUDING REASONABLE ATTORNEYS’ FEES, THAT WOULD OTHERWISE BE BORNE BY THE OTHER PARTY OR PARTIES.

PARTICIPANT	AMERICOLD REALTY TRUST

By

Title

Address:	Address
Americold Realty Trust
10 Glenlake Parkway
Suite 800, South Tower
Atlanta, GA 30328

EXHIBIT A

AMERICOLD REALTY TRUST

2008 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE NOTICE

Americold Realty Trust

10 Glenlake Parkway

Suite 800, South Tower

Atlanta, GA 30328

1.             Exercise of Option.  Effective as of today,                      , the undersigned Participant hereby elects to exercise Participant’s Option to purchase                   Common Shares (the “Exercised Shares”) of Americold Realty Trust (the “Company”) under and pursuant to the 2008 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement between Participant and the Company dated                      (the “Agreement”).

2.             Delivery of Payment.  Participant (a) herewith delivers to the Company the full purchase price of the Exercised Shares and any Tax Withholding Liability to be paid in connection with the exercise of the Option, as set forth in the Agreement and determined by the Administrator; or (b) has made other satisfactory arrangements (as determined by the Administrator) for the payment or withholding of such purchase price and Tax Withholding Liability.

3.             Representations of Participant.  Participant acknowledges that Participant has received, read, and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Shareholder.  Until the issuance of the Exercised Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), neither Participant nor any person claiming under or through Participant shall have any of the rights or privileges of a holder of Common Shares with respect to the Exercised Shares (including, without limitation, the right to vote or receive dividends or other distributions), notwithstanding the exercise of the Option.  The Exercised Shares shall be issued to Participant as soon as practicable after the Option is exercised.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in the Plan.

5.             Tax Consultation.  Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares.  Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company or its Subsidiaries for any tax advice.

6.             Restrictive Legends and Stop-Transfer Orders.

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a.             Legends.  Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Common Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE, OR TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE AMERICOLD REALTY TRUST 2008 EQUITY INCENTIVE PLAN AND THE STOCK OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

b.             Stop Transfer Notices.  Participant agrees that, if and to the extent deemed necessary by the Administrator to ensure compliance with the restrictions set forth in the Plan and the Agreement, the Company may issue appropriate stop transfer instructions to its transfer agent, if any, and if the Company transfers its own securities, the Company may make appropriate notations to the same effect in its own records.

c.             Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Common Shares that have been sold or otherwise Transferred in violation of any of the provisions of the Agreement or (ii) to treat as owner of such Common Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Shares shall have been so Transferred.

7.             Governing Law and Resolution of Disputes.  The Agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Georgia.   Except as otherwise provided in the Plan or the Agreement, any dispute arising under the Plan or the Agreement shall be submitted to arbitration before a single arbitrator in [Atlanta, Georgia], in accordance with the then current Employment Dispute Resolution Rules of the American Arbitration Association (or any successor organization).  The award in any such arbitration shall be final and binding on the parties, and judgment upon such award may be entered in any federal or state court having jurisdiction.  The arbitrator, in his or her sole discretion, may determine that there is a prevailing party or parties in the arbitration and, if so, that the costs of the arbitration

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proceedings, including reasonable attorneys’ fees, that would otherwise be borne by such party or parties shall be borne by the other party or parties.

8.             Compliance With Laws.  Participant agrees that she or she will not sell or otherwise Transfer the Exercised Shares, except pursuant to registration and/or qualification under applicable federal and state securities laws, or an exemption therefrom.

9.             Entire Agreement.  The Plan and the Agreement are incorporated herein by reference.  This Stock Option Exercise Notice, the Plan, the Agreement, and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

[Signatures appear on next page.]

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Submitted by:	Accepted by:

PARTICIPANT:	AMERICOLD REALTY TRUST

By

Title

Address:	Address:

Americold Realty Trust
10 Glenlake Parkway
Suite 800, South Tower
Atlanta, GA 30328

Date Received

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EXHIBIT B

AMERICOLD REALTY TRUST

2008 EQUITY INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:                          Americold Realty Trust

SECURITIES:                        Common Shares

AMOUNT:                                                         Common Shares

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

1.             Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.             Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.  In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Participant further acknowledges and understands that the Company is under no obligation to register the Securities.  Participant understands that any certificate evidencing the Securities will be imprinted with a legend prohibiting the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

3.             Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public

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offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the Company qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market standstill agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144.  In the case of a resale by either an affiliate or a nonaffiliate, no specified period of time would be required to have elapsed since the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144 (a “holding period”).  The affiliate’s resale, however, would be conditioned on the satisfaction of the conditions set forth in Rule 144 regarding (a) the availability of certain public information about the Company, (b) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), (c) the manner of sale of the Securities, and (d) the timely filing of a Form 144, if applicable.

4.             In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144.  If the Company were subject to the reporting requirements under the Exchange Act:

•      A nonaffiliate would be permitted to resell after a holding period of one year without regard to whether certain public information about the Company was available.

•      A nonaffiliate would be permitted to resell after holding period of at least six months but less than one year if certain public information about the Company was available.

•      An affiliate would be permitted to resell after a holding period of six months provided the conditions set forth in clauses (a), (b), (c) and (d) of Section 3 herein were satisfied.

If the Company were not subject to reporting requirements, both nonaffiliates and affiliates would be unable to resell until after a holding period of at least one year.  In addition, an affiliate’s resale would be subject to the satisfaction of the conditions set forth in clauses (a), (b), (c) and (d) of Section 3 herein.

5.             Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such

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transactions do so at their own risk.  Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Participant:

Date:

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